Rational Risk Managed Emerging Markets Fund

Class A Shares: HGSAX Class C Shares: HGSCX Institutional Shares: HGSIX

SUMMARY PROSPECTUS

May 1, 2016

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at http://rationalmf.com/literature-forms/. You can also get this information at no cost by calling 800-253-0412, emailing info@rationalmf.com  or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated May 1, 2016, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Investment Objective	The Fund’s investment objective is to seek total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and members of your household invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the “Sales Charges” section at page 75 of this prospectus and in the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	1.00(1)	1.00%(2)
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares	Class C Shares
Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	None	0.25%	1.00%
Other Expenses(3) (including shareholder services fee of 0.25% applicable to Institutional Shares and Class A Shares only)	1.53%	1.53%	1.28%
Acquired Fund Fees and Expenses(4)	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses(3)	2.58%	2.83%	3.33%
Fee Waivers and/or Expense Reimbursements(5)	(1.28%)	(1.28%)	(1.03%)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.30%	1.55%	2.30%

(1) In the case of investments of $1 million or more (where you do not pay an initial sales charge), a Maximum Deferred Sales Charge of 1.00% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.

(2) Maximum Deferred Sales Charge on Class C Shares applies to shares sold within 12 months of purchase.

(3) Restated to reflect expenses expected to be incurred during the current fiscal year.

(4) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(5)	The Fund’s investment advisor, Rational Advisors, Inc. (the “Advisor”), has contractually agreed to waive all or a portion of its management fee and/or reimburse
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certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.25%, 1.50% and 2.25% of the Institutional Shares, Class A Shares and Class C Shares daily net assets, respectively, through April 30, 2017. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses reimbursed under this agreement for a period of three years following the fiscal year in which such reimbursement occurred, if the recapture can be achieved within the expense limits in effect at the time of such reimbursement and any expense limits in place at the time of the recoupment.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5%, operating expenses remained the same, and that the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$132	$681	$1,255	$2,819
Class A Shares	$625	$1,195	$1,790	$3,394
Class C Shares — no redemption	$233	$929	$1,647	$3,552
Class C Shares — with redemption	$333	$929	$1,647	$3,552

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 86% of the average value of its portfolio.

Principal Investment Strategy

The Fund invests primarily in equity securities that provide the potential for capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of borrowings for investment purposes in equity securities of issuers and currencies that are organized, have a majority of their assets, or generate the majority of their operating income in emerging markets. The Sub-Advisor defines emerging market countries and those countries within the MSCI Emerging Markets Index The Fund may invest up to 20% of its total assets in the securities of issuers located in frontier markets. The Sub-Adviser generally considers “Frontier Markets” to be underdeveloped countries with relatively low per capita income that are experiencing, or may experience, rapid growth and industrialization with established markets, economies or industries that the Adviser deems suitable for investment. While the Sub-Adviser determines what countries are Frontier Markets for the Fund and may deem other countries to be Frontier Markets, the Sub-Adviser generally considers countries that are a sub-set of those currently considered to be developing by the World Bank, the International Finance Corporation, the United Nations or the countries’ authorities, or countries with a stock market capitalization of less than 5% of the MSCI World Index. These countries typically are located in the Asia-Pacific region, Central and Eastern Europe, the Middle East, Central and South America and Africa.

The Cambridge Strategy (Asset Management) Limited, the sub-advisor of the Fund (“Sub-Adviser”), believes that investment opportunities are driven by key macroeconomic factors which play a dominant role in earnings potential, investor sentiment and in setting stock price multiples. Hence their investment process places a heavy emphasis on the evaluation of the global macroeconomic framework.

The Sub-Advisor seeks to identify the key macroeconomic and secular themes that it believes are changing and that will impact markets going forward. The determination of consensus views is an important ingredient of its assessments. The Sub-Advisor particularly seeks themes that it believes are misunderstood or ripe for change in ways not anticipated by others. The Sub-Advisor’s evaluation of the themes includes an assessment of the evolution of the economic and risk framework in the world’s developed markets with an emphasis on how this framework will influence the emerging markets. Regional, country and sector themes in the emerging markets are then systematically reviewed in this broader framework.

As part as part of its emerging markets equity strategy, the Fund’s Sub-Advisor utilizes a currency overlay program designed to neutralize currency risk, which can be a significant drag on portfolio returns if unhedged.  The currency overlay program uses a combination of model-based technical signals in order to hedge currency risk in the Fund's portfolio on a country and aggregate basis.  Instruments used in this currency overlay program are spot, forward and futures contracts.  The process is systematic, except that at times of exceptional or projected market stress, the Fund’s portfolio management team may at its discretion override the model.

The Fund may also invest in exchange traded funds (“ETFs”) to gain exposure to emerging markets as an alternative to investing directly in equity securities.

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Principal Investment Risks

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The primary factors that may reduce the Fund’s net asset value (“NAV”) and returns include:

Counterparty Risk. The value of the Fund’s investments may be adversely affected if an issuer’s securities experience a credit downgrade; an issuer or guarantor of an investment held by the Fund fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Fund files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Fund.

Credit Risk. Issuers of securities in which the Fund invests may have their credit ratings downgraded or may default in the payment of principal or interest on the securities, which would cause the Fund to lose money.

Emerging and Frontier Markets Risk. In addition to all of the risks of investing in foreign developed markets, emerging and frontier market securities involve risks attendant to less mature and stable governments and economies, such as lower trading volume, trading suspension, security price volatility, repatriation restrictions, government confiscation, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging and frontier market securities tend to be more volatile than the securities of issuers located in developed markets.

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on actual or perceived changes in a company’s financial condition and on market and economic conditions.

Exchange-Traded Funds (“ETFs”) Risk. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances.

Fee Layering Risk. Because the Fund may invest its assets in ETFs that have their own fees and expenses in addition to those charged directly by the Fund, the Fund may bear higher expenses than a Fund that invests directly in individual securities.

Foreign Custodial Services and Related Investment Costs Risk. Foreign custodial services are generally more expensive in foreign jurisdictions than in the United States. In addition, because the procedures for settling securities transactions in foreign markets differ from those in the United States, it may be more difficult for the Fund to make intended purchases and sales of securities in foreign countries.

Foreign Investment/Currency Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Securities denominated in foreign currencies may be adversely affected by changes in currency rates and by substantial currency conversion costs.

Forward and Futures Contract Risk. The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts are (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Sub-adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; and (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Investment Style Risk. The type of securities in which a Fund invests may underperform other assets or the overall market.

Liquidity Risk. Liquidity risk refers to the possibility that the Fund may not be able to sell a security when it wants to, which could cause the Fund to continue to hold the security and thereby incur a loss.

Management Risk. The Advisor’s selection of securities for the Fund may cause the Fund to underperform similar funds or relevant benchmarks or fail to meet its investment objective.

Manager Risk. The portfolio manager’s judgement about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgement will produce the desired result.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

For more information, please see “Principal Investment Strategies and Risks.”

Performance: Bar Chart for Institutional Shares and Average Annual Total Return Table

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The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The Risk/Return Bar Chart shows the variability of the Fund’s Institutional Shares total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results.

The Fund changed its strategy effective May 1, 2016. Performance information for periods prior to May 1, 2016 does not reflect the current investment strategy. In connection with the change in investment strategy, the Fund changed its name from Huntington Global Select Markets Fund to Rational Risk Managed Emerging Markets Fund.

The annual returns in the Risk/Return Bar Chart which follows are for the Institutional Shares without reflecting payment of any sales charge; if they did reflect such payment of sales charges, annual returns would be lower. Class A and Class C Shares would have substantially similar annual returns to Institutional Shares because the shares are invested in the same portfolio and returns would differ only to the extent that expenses of the classes are different.

Class C Shares had not commenced operations as of the date of this Prospectus. Performance for Class C Shares will be included in the Average Overall Total Returns Table after the share class has been in operations for one complete calendar year.

Updated performance information will be available at www.rationalmf.com, or by calling 800-253-0412.

Risk/Return Bar Chart The Fund’s year-to-date return for the period ended March 31, 2016 was (0.59)%.	Best Quarter Worst Quarter	9/30/10 9/30/11	16.86% (21.81%)

Average Annual Total Return Table (for the periods ended December 31, 2015)

	1 Year	5 Year	Since Class Inception*
Risk Managed Emerging Markets Fund — Institutional Shares
Returns before taxes	(0.60%)	(0.27%)	2.25%
Returns after taxes on distributions(1)	(7.34%)	(2.47%)	0.34%
Returns after taxes on distributions and sales of Institutional Shares(1)	4.57%	(0.24%)	1.73%
Risk Managed Emerging Markets Fund — Class A Shares (with 4.75% sales charge)
Returns before taxes	(5.65%)	(1.47%)	1.15%
Morgan Stanley Capital International Emerging Markets Index (MSCI-EM) (reflects no deduction for fees, expenses or taxes)(2)	(14.92%)	(4.81%)	(1.06%)

(1)  After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as

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well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are only shown for Institutional shares. After-tax returns for Class A and Class C shares will vary.

(2)  The MSCI-EM is a market capitalization-weighted equity index comprising 21 of the 48 countries in the MSCI universe. Each MSCI country index is created separately, then aggregated, without change, into MSCI indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an Index.

* Since December 30, 2009.

Investment Advisor, Sub-Advisor and Portfolio Managers

The Advisor is Rational Advisors, Inc. and the Fund’s Sub-Advisor is The Cambridge Strategy (Asset Management) Limited. Members of the Sub-Advisor’s portfolio management team manage the Fund. Mike Newton, Chief Investment Officer of the Sub-Advisor, Global EM Strategies; Edward Baker, Executive Chairman of the Sub-Advisor; and Mathias Wikberg, Senior Portfolio Manager of the Sub-Advisor, serve as the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. They have served as Portfolio Managers of the Fund since 2016.

Purchasing and Redeeming Shares

The minimum initial purchase for the Fund’s Class A, Class C and Institutional Shares is $1,000. For Class A Shares and Class C Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For Class A Shares, Class C Shares and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

Shares may be purchased or redeemed by calling your investment professional or directly from the Trust at 800-253-0412; by check payable to the Rational Risk Managed Emerging Markets Fund and applicable Share class (for example, Rational Risk Managed Emerging Markets Fund Class A Shares) (Mail to: The Rational Funds, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130); or by Federal funds wire (please call the Trust at 800-253-0412 for wire instructions). You may redeem your Shares on any business day when both the Federal Reserve Bank and New York Stock Exchange are open by telephone at 800-253-0412, or by calling your Investment Professional; or by mail to the Rational Funds address above. You may receive redemption proceeds by wire (wire transfer fees may apply), by electronic bank transfer or by check. Sales charges may apply to the purchase or redemption of Shares.

Tax Information

The Fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an Individual Retirement Account (“IRA”).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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